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                           JPMORGAN U.S. EQUITY FUNDS

                        JPMorgan U.S. Small Company Fund
                                ALL SHARE CLASSES

                        Supplement dated January 5, 2005
                       to the Prospectus dated May 1, 2004

The following sentence replaces the definition of small cap companies under the heading "The Fund's Main Investment Strategy":

     Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000 Index at the time of purchase.

The following paragraph replaces comparable information under the heading "The Fund's Main Investment Strategy":

     Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The following paragraph is added under the heading "The Fund's Main Investment Strategy":

     The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Effective February 19, 2005, the information under the heading "Investment Process" is hereby deleted in its entirety and replaced with the following:

     In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

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     The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

                                                                    SUP-USSC-105